Income tax	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Income tax

12. Income tax

The major components of income tax (expense)/benefit for the year ended December 31, 2025, 2024 and 2023 are as follows:

	2025	2024	2023
Current tax:
Current income tax expense	(8,057)	(3,135)	(10,892)
Adjustments in respect of income tax of previous years	(143)	5,006	(2,282)
	(8,200)	1,871	(13,174)
Deferred tax:
Relating to origination and reversal of temporary differences	3	(5,570)	4,279
	3	(5,570)	4,279
Income tax expense reported in the consolidated statement of operations	(8,197)	(3,699)	(8,895)

Reconciliation of tax expense and the accounting loss multiplied by Sweden’s corporate tax rate:

	2025	2024	2023
Accounting loss before tax	(144,918)	(198,573)	(408,165)
At Sweden’s corporate income tax rate of 20,6%	29,853	40,906	84,082
Effect of tax rates in foreign jurisdictions	(737)	654	3,028
Non-taxable income	10	21	170
Non-deductible costs	(3,084)	(4,003)	(4,352)
Adjustments in respect of income tax of previous years	168	2,082	(2,282)
Change in unrecognized deferred taxes	(30,475)	(43,609)	(89,262)
Tax effect of changes in tax rates	—	3	(304)
Other	(3,932)	247	25
Income tax expense	(8,197)	(3,699)	(8,895)

Deferred tax

Deferred tax relates to the following:

	2025	2024
Property, plant and equipment	(7,078)	(6,562)
Lease right-of-use asset	(6,100)	(8,031)
Lease liability	5,466	7,547
Inventory	1,033	1,408
Loss allowances for financial assets	301	53
Accrued interest	27	2
Accrued expenses	2,776	2,342
Tax losses carried forward	952	1,192
Deferred tax credit	1,846	1,526
Share based compensation	718	580
Other	4,735	4,504
Net deferred tax assets	4,676	4,561
Reflected in the consolidated statement of financial position as follows:
Deferred tax assets	4,676	4,561

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority. Deferred income tax assets are recognized for tax loss carry-forwards, temporary differences or other tax credits to the extent that the realization of the related tax benefit through future taxable profits is probable.

A reconciliation of net deferred tax is shown in the table below:

	2025	2024
Balance at January 1	4,561	10,203
Movement recognized in the consolidated statement of operations	3	(5,570)
Exchange differences	112	(72)
Balance at December 31	4,676	4,561

In some subsidiaries, a deferred income tax asset has been recognized to the extent that there are sufficient taxable temporary differences relating to the same taxation authority and the same taxable entity. For the Swedish subsidiaries, no deferred income tax asset was recognized since, according to the Group, the criteria for reporting deferred tax assets in IAS 12 were not met.

Deferred tax assets have not been recognized in respect of the following items:

	2025	2024
Property, plant and equipment(1)	35,978	33,499
Lease liabilities	556	454
Tax losses carried forward	267,002	216,667
Net interest expense carried forward	36,980	18,967
Total unrecognized deferred tax assets	340,516	269,587

(1)
Relates to impairment charges due to the decision to discontinue the construction of the production facility in Peterborough, UK.

As of December 31, 2025, the Group’s accumulated loss carry-forwards amounted to $1,292.9 million (2024: $1,052.9 million). Tax loss carry-forwards as of December 31, 2025 were expected to expire as follows:

Expected expiry	Less than 5 years	Unlimited	Total
Tax loss carry-forwards	11,211	1,281,670	1,292,881

The Group has unrecognized tax losses that arose in Sweden of $1,252.8 million (2024: $1,013.9 million, 2023: $940.1 million) that are available indefinitely for offsetting against future taxable profits of the companies in Sweden. Deferred tax assets have not been recognized in respect of these losses as they may not be used to offset taxable profits elsewhere in the Group, they have arisen in companies that have been loss-making for some time, and there is no other evidence of recoverability in the foreseeable future. If the Group were able to recognize all unrecognized deferred tax assets on tax losses in Sweden, the result would increase by $258.1 million, $208.9 million, and $193.7 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Furthermore, the Group has recognized tax losses in other foreign jurisdictions amounting to $1.1 million (2024: $5.2 million, 2023: $2.7 million). A deferred tax asset has been recognized in respect of these losses as at December 31, 2025 as it is likely that these will be able to be utilized in the foreseeable future. The measurement of deferred tax assets is subject to uncertainty and the actual result may diverge from judgments due to future changes in business climate, altered tax laws etc. An assessment is made at each closing date of the likelihood that the deferred tax asset will be utilized.

As of December 31, 2025, no deferred tax liability had been recognized on investments in subsidiaries. The Company has concluded it has the ability and intention to control the timing of any distribution from its subsidiaries and determined that the undistributed profits of its subsidiaries will not be distributed in the foreseeable future. It is not practicable to calculate the aggregate amount of temporary differences associated with investments in subsidiaries, for which deferred tax liabilities have not been recognized.

The Company applies judgment in identifying uncertainties over income tax treatments. Since the Company operates in a complex multinational environment, it periodically evaluates positions taken in the tax returns to validate whether it has any uncertain tax positions, particularly those relating to transfer pricing. The tax filings of the Company and the subsidiaries in different jurisdictions include adjustments related to transfer pricing and the taxation authorities may challenge those tax treatments. The Company determined, based on its tax compliance and transfer pricing study, that it is probable that its tax treatments (including those for the subsidiaries) will be accepted by the taxation authorities.

The Group is, as of January 1, 2025 in scope of the OECD Pillar Two Model Rules (“P2 Rules”). The legislation is effective for the Group’s financial year beginning January 1, 2025. The P2 Rules have been enacted (or substantively enacted) in most jurisdictions in which the Group operates, including Sweden. The impact of Pillar Two income taxes is not material based on the most recently available financial information from the Group.

In May 2023, the IASB amended IAS 12 Income Taxes to include a mandatory temporary exception from recognizing or disclosing deferred taxes relating to the P2 Rules. The Group has applied this mandatory exception which did not have a material impact to the consolidated financial statements.